SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

DOCUMENT SECURITY SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DOCUMENT SECURITY SYSTEMS, INC.
28 EAST MAIN STREET, SUITE 1525
ROCHESTER, NEW YORK 14614

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Rochester, New York April 3, 2007

The annual meeting of the stockholders of Document Security Systems, Inc., will be held on Thursday, May 3, 2007, at 11:00 a.m. at the offices of Document Security Systems, Inc., 28 East Main Street, First Floor Conference Center, Rochester, New York, 14614 for the purposes of:

1.	Electing seven directors to hold office until the next annual meeting of stockholders;

2.	Considering and voting upon a proposal to ratify Freed Maxick & Battaglia, CPAs PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007; and

3.	Transacting such other business as may properly come before the meeting.

Stockholders of record at the close of business on March 16, 2007, will be entitled to vote at the meeting. A list of all stockholders entitled to vote at the annual meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be open at the principal office of Document Security Systems, Inc., 28 East Main Street, Suite 1525, Rochester, New York 14614, during usual business hours, to the examination of any stockholder for any purpose germane to the annual meeting for 10 days prior to the date thereof.

A copy of Document Security System’s Annual Report on Form 10-K for fiscal year ended December 31, 2006 accompanies this notice.

By Order of the Board of Directors /s/ Patrick White Patrick White Chairman and Chief Executive Officer

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY. A RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

DOCUMENT SECURITY SYSTEMS, INC.
28 EAST MAIN STREET, SUITE 1525
ROCHESTER, NEW YORK 14614

PROXY STATEMENT FOR THE COMPANY’S
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 3, 2007

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This proxy statement describes the proposal on which our board of directors would like you, as a stockholder, to vote at the annual meeting of the stockholders of the Company, which will take place on Thursday, May 3, 2007 at 11:00 a.m. local time at 28 East Main Street, First Floor Conference Center, Rochester, New York 14614. It also gives you information on this proposal so that you can make an informed decision. We intend to mail this proxy statement and accompanying proxy card on or about April 9, 2007 to all stockholders of record entitled to vote at the annual meeting.

In this proxy statement, we refer to Document Security Systems, Inc. as the “Company”, “we”, “us” or “our.”

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of common stock of the Company, par value $.02 per share (“Common Stock”), on March 16, 2007 may attend and vote at the annual meeting. Each share is entitled to one vote. There were 13,677,597 shares of Common Stock outstanding on March 16, 2007. All shares of Common Stock shall vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Management” on page three (3) of this proxy statement.

What is the proxy card?

The proxy card enables you to appoint David. Wicker, Secretary of the Company, and/or Patrick White, Chief Executive Officer and Chairman of the Company, as your representative at the annual meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the annual meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the annual meeting, we think that it is a good idea to complete and return your proxy card before the annual meeting date just in case your plans change. If a proposal comes up for vote at the annual meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote on the election of board of directors and the ratification of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

We will also transact any other business that properly comes before the annual meeting.

How does the board of directors recommend that I vote?

Our board of directors unanimously recommends that the stockholders vote “for” the nominees for director and “for” the ratification of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

i

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If on March 16, 2007, your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are a stockholder of record who may vote at the annual meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the annual meeting. Whether or not you plan to attend the annual meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If on March 16, 2007, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the annual meeting.

How do I Vote?

(1)  You may vote by mail.

You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to the annual meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

—	as you instruct, and

—	according to the best judgment of the proxies if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

—	for the seven (7) nominees to the board, all of whom are presently serving on the board;

—	to approve the ratification of the Company’s independent registered public accounting for the fiscal year ending December 31, 2007; and

—	according to the best judgment of either Mr. Wicker or Mr. White, if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

(2)	You may vote in person at the annual meeting.

We will pass out written ballots to anyone who wants to vote at the annual meeting. However, if you hold your shares in street name, you must bring to the annual meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the annual meeting. You may do this by:

—	sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy of a particular date;

—	signing another proxy card with a later date and returning it before the polls close at the annual meeting; or

—	attending the annual meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the annual meeting and vote at the annual meeting, you must bring to the annual meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the annual meeting.

How are votes counted?

You may vote “for,” “against,” or “abstain” on each of the election of directors and the ratification of the Company’s independent registered public accounting firm.

How many votes are required to elect the nominated persons to the Board of Directors?

The affirmative vote of a plurality of the votes cast at the meeting of the stockholders by the holders of shares of common stock entitled to vote in the election are required to elect each director.

How many votes are required to ratify the Company’s independent public accountants?

The affirmative vote of a majority of the votes cast at the meeting of the stockholders by the holders of shares of common stock entitled to vote are required to ratify Freed Maxick & Battaglia, CPAs, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2007.

How many votes are required to approve other matters that may come before the stockholders at the annual meeting?

An affirmative vote of a majority of the votes cast at the annual meeting is required for approval of all other items being submitted to the stockholders for their consideration.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for the nominees on the proxy card and as a “for” vote for the ratification of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the annual meeting?

We will announce voting results at the annual meeting.

Who can help answer my questions?

You can contact our corporate headquarters, at (585) 325-3610 or by sending a letter to Investor Relations, Document Security Systems, Inc., 28 East Main Street, Suite 1525, Rochester, New York, 14614, with any questions about proposals described in this proxy statement or how to execute your vote.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

DOCUMENT SECURITY SYSTEMS, INC.
28 EAST MAIN STREET, SUITE 1525
ROCHESTER, NEW YORK 14614

PROXY STATEMENT

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of Document Security Systems, Inc. (the “Company”), for use at the annual meeting of the Company’s stockholders to be held at the office premises of Document Security Systems, Inc., 28 East Main Street, First Floor Conference Center, Rochester, New York, 14614 on Thursday, May 3, 2007, at 11:00 a.m. and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please return your executed proxy in the enclosed envelope and the shares represented thereby will be voted in accordance with your wishes. This proxy statement and the enclosed form of proxy are being first mailed to stockholders on or about April 9, 2007.

REVOCABILITY OF PROXY

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the annual meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the annual meeting a written notice of revocation or a later-dated, properly executed proxy. This solicitation of proxies is being made by the Company. The solicitation is being conducted by mail, and the Company will bear all attendant costs.

RECORD DATE

Stockholders of record at the close of business on March 16, 2007, will be entitled to vote at the meeting.

ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, to-wit, David Wicker and Patrick White, or either one of them who acts, will vote:

(1)
FOR the election of the persons named herein as nominees for directors of the Company, for a term expiring at the 2008 annual meeting of stockholders (or until successors are duly elected and qualified);

(2)	FOR ratification of Freed Maxick & Battaglia, CPAs, PC as the Company’s independent registered public accounting firmfor the year ending December 31, 2007; and

(3)	According to their judgment, on the transaction of such other business as may properly come before the meeting or any adjournments thereof.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause the nominee to be unavailable.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of March 16, 2007, there were 13,677,597 shares of common stock issued and outstanding, which constitute all of the outstanding capital stock of the Company. Stockholders are entitled to one vote for each share of common stock held by them.

A majority of the outstanding shares present in person or represented by proxy will constitute a quorum at the meeting. Under New York state law and provisions of the Company’s Certificate of Incorporation and By-Laws, as amended, the vote required for the election of directors is a plurality of the votes of the issued and outstanding shares of Common Stock present in person or represented by proxy at the annual meeting of stockholders and entitled to vote on the election of directors.

Abstentions from voting and broker non-votes will operate as neither a vote for nor a vote against the nominee for a director. Votes on all matters will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of March 16, 2007, the following persons were known to the Company who may, individually or as a group, be deemed to be the beneficial owners of more than 5% of the outstanding common stock, each having sole voting and dispositive power over such common stock, except as indicated in the footnotes hereto:

			Percentage of Outstanding
Name	Common Stock Owned		Common Stock Owned

Patrick White	826,100	(1)	6.0%
c/o Document Security Systems
28 Main St. East, Suite 1525
Rochester, NY 14614
Vera Neuman	1,000,000		7.3%
c/o Document Security Systems
28 Main St. East, Suite 1525
Rochester, NY 14614
Robert B. Fagenson	1,012,500	(2)	7.4%
c/o Document Security Systems
28 Main St. East, Suite 1525
Rochester, NY 14614
Martin Vegh	1,000,000		7.3%
c/o Document Security Systems
28 Main St. East, Suite 1525
Rochester, NY 14614
Charles M. LaLoggia	1,561,610		11.4%
c/o Document Security Systems
28 Main St. East, Suite 1525
Rochester, NY 14614
___________
(1)	Includes 30,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days.

(2)
Includes 12,500 shares of common stock issuable upon the exercise of stock options exercisable within 60 days, 100,000 shares of common stock held by Mr. Fagenson’s wife and an aggregate of 100,000 shares of common stock held in trusts for Mr. Fagenson’s two adult children.

SECURITY OWNERSHIP OF MANAGEMENT

The following table represents beneficial ownership of common stock by each director and nominee for election as a director, by each of the executive officers named in the Summary Compensation Table (see “Executive and Management Compensation” below), and by all current directors, nominees and executive officers as a group (each director, nominee and officer having sole voting and dispositive power over the shares listed opposite his name except as indicated in the footnotes hereto).

Unless otherwise noted, the security information is given as of March 16, 2007, and, in the case of percentage ownership, is based on 13,677,597 shares of common stock issued and outstanding.

			Percentage of Outstanding
Name	Common Stock Owned		Common Stock Owned

Patrick White	826,100	(1)	6.0%
Peter Ettinger	380,000	(2)	2.8%
Thomas M. Wicker	204,502		1.5%
Philip Jones	30,000	(3)	Less than 1%
Timothy Ashman	17,600	(4)	Less than 1%
Robert B. Fagenson	1,012,500	(5)	7.4%
Ira A. Greenstein	12,500	(6)	Less than 1%
Alan E. Harrison	19,750	(7)	Less than 1%
All Executive Officers and Directors
(8 persons) as a Group	2,492,952	(8)	18.1%
___________
(1)	Includes 30,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days.

(2)
Consists of (i) 20,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days, (ii) 250,000 shares of restricted stock that vests only upon a change in control of the Company, (iii) 50,000 shares of restricted stock that vests in three equal installments in June 2007, June 2008 and June 2009, and (iv) 60,000 shares of restricted stock that vests only upon the attainment of certain performance criteria.

(3)	Includes 30,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days.

(4)	Includes 15,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days.

(5)
Includes 12,500 shares of common stock issuable upon the exercise of stock options exercisable within 60 days, 100,000 shares of common stock held by Mr. Fagenson’s wife and an aggregate of 100,000 shares of common stock held in trusts for Mr. Fagenson’s two adult children.

(6)
Consists of 12,500 shares of common stock issuable upon the exercise of stock options exercisable within 60 days. Does not include shares of common stock owned by subsidiaries of IDT Corporation of which Mr. Greenstein disclaims beneficial ownership. Mr. Greenstein is an executive officer of IDT Corporation.

(7)	Includes of 18,750 shares of common stock issuable upon the exercise of stock options exercisable within 60 days.

(8)	Includes all shares of common stock and common stock issuable upon the exercise of stock options exercisable within 60 days held by the persons listed in the table above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AND RELATED PERSON TRANSACTIONS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on our review of copies of such reports and representations from our executive officers and directors, we believe that our executive officers and directors complied with all Section 16(a) filing requirements during the year ended December 31, 2006.

Review of Related Person Transactions

The Board of Directors adopted a Statement of Policy with respect to Related Person Transactions, which is administered by the Audit Committee. This policy applies to any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person has a direct or indirect material interest. Under the Policy, Company counsel will determine whether a transaction meets the requirements of a Related Person Transaction requiring review by the Committee. Transactions that fall within this definition will be referred to the Audit Committee for approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, the Audit Committee will decide whether or not to approve such transaction and will approve only those transactions that are in the best interests of the Company.

Transactions with Related Persons

On December 26, 2006, the Company sold 94 units at a price of $50,000 per unit for gross cash proceeds of $4,700,000, consisting of 552,720 unregistered shares of our common stock and five-year warrants to purchase up to an aggregate of 276,360 shares of our common stock, at an exercise price of $11.75 per share. A portion of the proceeds were generated by Fagenson & Co., Inc. acting as placement agent for the offering. Pursuant to the Company’s placement agent fee arrangement, the Company paid approximately $230,000 to Fagenson and Co., Inc. Fagenson and Co., Inc. is a related party to Robert Fagenson, a member of the Company’s Board of Directors.

PROPOSAL 1 — ELECTION OF DIRECTORS

INFORMATION ABOUT THE NOMINEES

The Company’s By-laws currently specify that the number of Directors shall be at least three and no more than six persons, unless otherwise determined by a vote of the majority of the Board of Directors. In 2006, the Board voted to increase the size of the Board to seven, and the Company’s Board of Directors currently consists of seven persons. The Company’s By-laws provide that any vacancies on the Board of Directors may be filled by the remaining members of the Board of Directors. Proxies solicited by the Company for the election of Directors cannot be voted for a greater number of persons than the number of nominees named in the proxy.

The following table shows for each nominee and director continuing in office his age, his principal occupation for at least the last five years, his present position with the Company, the year in which he was first elected or appointed as director (each serving continuously since first elected or appointed except as set forth in the footnotes hereto), and his directorships with other companies whose securities are registered with the Securities and Exchange Commission (“SEC”). Each director is elected or nominated to the Board of Directors until the following annual meeting of stockholders.

NOMINEES TO BE ELECTED TO SERVE AS DIRECTOR UNTIL

THE NEXT ANNUAL MEETING

Name	Age	Positions

Patrick White	53	Chairman of the Board and Chief Executive Officer
Peter Ettinger	51	President and Director
Thomas M. Wicker	45	Vice President, Chief Technology Officer and Director
Timothy Ashman	64	Director
Robert B. Fagenson	58	Director
Ira A. Greenstein	46	Director
Alan E. Harrison	57	Director

The principal occupation and business experience for each executive officer and director, for at least the past five years, is as follows:

Patrick White has been Chairman, Chief Executive Officer and Interim Chief Financial Officer of the Company since August 2002, and was President of the Company from August 2002 until June 2006. A former financial services and printing industry executive, he had previously spent 23 years at Rochester Community Savings Bank, which was later acquired by Charter One Bank. During his tenure, the bank grew from an $800 million private thrift to a $4 billion publicly held institution. Since 1989, Mr. White operated four printing companies, updating his original traditional offset printing companies to a state-of-the-art digital imaging operation. Since 1990, he worked in the research and development of various document security technologies and began marketing security print products in 1994. He holds both a B.S. in Accounting and an MBA from Rochester Institute of Technology.

Peter Ettinger was named President of the Company in June 2006 and a Director in August 2006. Before joining Document Security Systems, Mr. Ettinger was partner of the Long Branch Group, LLC, a company focused on the development and implementation of corporate sales and marketing strategies for start-up companies. Prior to Long Branch, LLC, Mr. Ettinger was senior vice president of marketing for CityNet, a telecommunications company

Thomas M. Wicker joined our company as Vice President and Director in August 2002. He has worked as a document security scientist for over 20 years. Prior to joining us, he worked for the document security consulting firm, Thomas M. Wicker Enterprises. Currently, Mr. Wicker serves as a Vice President and Chief Technology Officer of the Company, directing the technical operations behind our patented document security properties. Mr. Wicker has consulted for the Federal Bureau of Investigation, the Central Intelligence Agency, Moore Business Forms, American Bank Note Company and various other government and high-end corporate security printers.

Timothy Ashman was appointed to our Board of Directors in January 2004. Mr. Ashman was employed by HSBC Bank USA, formerly Marine Midland Bank, from 1964 until his retirement as Vice President in 2001. During his career in banking, he concentrated in branch banking administration, commercial lending, and municipal finance and government banking. Mr. Ashman is a graduate of the University of Rochester, with a B.A. in Business Administration, and is also a graduate of the Stonier School of Banking at Rutgers University. Since his retirement in 2001, he has been a consultant to Raymond Wager, CPA, P.C., a Rochester, New York firm that specializes in auditing school districts, municipalities, and foundations.

Robert B. Fagenson is the Chairman and President of Fagenson & Company, a New York Stock Exchange member brokerage firm. Mr. Fagenson is also Chairman of Van der Moolen Specialists USA, LLC, the fourth-largest New York Stock Exchange specialist firm. Mr. Fagenson formerly served as a Director and Vice Chairman of the New York Stock Exchange. Mr. Fagenson is currently the vice chairman of VDM Specialists, a member firm of the New York Stock Exchange. Mr. Fagenson also serves as a member of the Board of Directors of Cash Technologies Corp. Mr. Fagenson was appointed to our Board of Directors in September 2004.

Ira A. Greenstein is President of IDT Corporation (NYSE: IDT), a leading provider of wholesale and retail telecommunications services. Prior to joining IDT in January 2000, Mr. Greenstein was a partner in the law firm of Morrison & Foerster LLP from February 1997 to November 1999, where he served as the chairman of the firm’s New York Office business department. Concurrent to his tenure at Morrison & Foerster, Mr. Greenstein served as General Counsel and Secretary of Net2Phone from January 1999 to November 1999. Prior to 1997, Mr. Greenstein was an associate in the New York and Toronto offices of Skadden, Arps, Meagher & Flom LLP. Mr. Greenstein also served on the Securities Advisory Committee to the Ontario Securities Commission from 1992 through 1996. From 1991 to 1992, Mr. Greenstein served as counsel to the Ontario Securities Commission. Mr. Greenstein currently serves on the Board of Advisors of the Columbia Law School Center on Corporate Governance and as Chairman of the Board of Broadband Maritime, Inc. Mr. Greenstein received a B.S. from Cornell University and a J.D. from Columbia University Law School. Mr. Greenstein was appointed to our Board of Directors in September 2004.

Alan E. Harrison was appointed to our Board of Directors in May 2003. For more than the past five years, Mr. Harrison has been the Digital Printing and Publishing Sales Specialist for IKON Office Solutions, Inc., in Rochester, New York.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NAMED NOMINEES.

INFORMATION CONCERNING BOARD OF DIRECTORS

Compensation of Directors

Through December 31, 2006, each independent director (as defined under Part 1, Section 121 of the American Stock Exchange Company Guide) received $6,000 per year in compensation soon after the end of each fiscal year, so long as the Director attended at least 75% of the Board of Director meetings during such fiscal year, as well as reimbursement for travel expenses. Non-independent members of the Board of Directors do not receive cash compensation in any form, except for reimbursement of travel expenses. In order to attract and retain qualified persons to our board, in January 2004, we established a stock option plan for our non-executive board members. The plan provides for the granting of five-year options to purchase our stock at 100% of fair market value at the date of grant. Under the plan, each non-executive director receives options to acquire 5,000 shares upon becoming a board member and 5,000 shares at the beginning of each year thereafter while serving as a director. For joining the Board at a point partially within a year, the stock option award is pro rated.

In March 2007, the Board of Directors of the Company increased the annual cash compensation for each independent director from $6,000 per year to $12,000 per year, and increased the annual stock option grant for each independent director from 5,000 shares per year to 5,000 shares plus an additional 1,000 shares for each year of service on the Board, up to a maximum of 10,000 shares per year.

The following table shows 2006 compensation of our independent directors. Employee directors do not receive compensation for their service on the Board of Directors:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total

Timothy Ashman	$6,000	$-	$21,200	$-	$-	$-	$27,200
Robert B. Fagenson	6,000	-	21,200	-	-	-	$27,200
Ira A. Greenstein	6,000	-	21,200	-	-	-	$27,200
Alan E. Harrison	6,000	-	21,200	-	-	-	$27,200

(1)
Amounts shown in this columns are based on the accounting expense recognized by the Company in fiscal year 2006 related to stock option awards, exclusive of any estimates of forfeitures relating to service-based vestings. The assumptions used to calculate the accounting expense recognized in fiscal year 2006 for these stock options is set forth in Note 6 to the Company’s consolidated audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

OUTSTANDING DIRECTOR EQUITY AWARDS AT FISCAL YEAR-END

The following table shows the outstanding equity awards of our independent directors as of December 31, 2006:

Name	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
	(#)	(#)	($)		(#)	($)
	Exercisable	Un-exercisable

Timothy Ashman	5,000	-	4.35	01/04/2009	-	-
	5,000	-	7.14	01/02/2010	-	-
	-	5,000	12.65	01/02/2011		-

Robert B. Fagenson	5,000	-	6.00	09/24/2009	-	-
	2,500	-	7.14	01/02/2010	-	-
	-	5,000	12.65	01/02/2011		-

Ira A. Greenstein	5,000	-	6.00	09/24/2009	-	-
	2,500	-	7.14	01/02/2010	-	-
	-	5,000	12.65	01/02/2011		-

Alan E. Harrison	5,000	-	2.20	01/02/2009	-	-
	3,750	-	4.35	01/04/2009	-	-
	5,000	-	7.14	01/02/2010	-	-
	-	5,000	12.65	01/02/2011		-

Board of Directors and Committees

The Board of Directors has determined that each of Messrs. Ashman, Fagenson, Greenstein and Harrison is an independent director (as defined under Part 1, Section 121 of the American Stock Exchange Company Guide).

The Board of Directors held nine meetings in fiscal 2006. In fiscal 2006, each of the Company’s directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of meetings held by all committees of the Board of Directors during the period in which each such director served on such committee.

Directors are encouraged to attend the Company’s annual meetings of stockholders, and the Company generally schedules a meeting of the Board of Directors on the same date and at the same place as the annual meeting of stockholders to encourage director attendance. All of the directors constituting the Board of Directors at the time of the 2006 annual meeting of stockholders attended the 2006 annual meeting of stockholders, except Messrs. Fagenson and Greenstein.

Audit Committee

The Audit Committee is comprised of Mr. Ashman, Mr. Harrison and Mr. Greenstein, and is responsible for, among other things, the appointment, compensation, removal and oversight of the work of the Company’s independent registered public accounting firm, overseeing the accounting and financial reporting process of the Company, and reviewing related person transactions. Each of the members of this Committee is an independent director (as defined under Part 1, Section 121 of the American Stock Exchange Company Guide). Mr. Ashman serves as Chairman of the Audit Committee and, as determined by our Board of Directors, qualifies as a “financial expert” as defined in Item 401 under Regulation S-B of the Securities Act of 1933. The Audit Committee held five meetings during fiscal 2006.

Compensation and Management Resources Committee

The Compensation and Management Resources Committee consists of Mr. Fagenson, Mr. Greenstein and Mr. Harrison, and is responsible for, among other things, (a) reviewing all compensation arrangements for the executive officers of the Company and (b) administering the Company’s stock option plans. Each of the members of the Compensation and Management Resources Committee is an independent director (as defined under Part 1, Section 121 of the American Stock Exchange Company Guide). Mr. Harrison serves as Chairman of the Compensation and Management Resources Committee. The Compensation and Management Resources Committee held four meetings during fiscal 2006.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Mr. Greenstein and Mr. Harrison, both of whom are independent directors (as defined under Part 1, Section 121 of the American Stock Exchange Company Guide). Mr. Harrison serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for overseeing the appropriate and effective governance of the Company, including, among other things, (a) nominations to the Board of Directors and making recommendations regarding the size and composition of the Board of Directors and (b) the development and recommendation of appropriate corporate governance principles. The Nominating and Corporate Governance Committee held two meetings during fiscal 2006.

Code of Ethics

A copy of the Code of Ethics for our employees and management, including our Chief Financial Officer and Chief Executive Officer, is available on the Investors/Corporate Governance section of our web site, www.documentsecurity.com.

DIRECTOR NOMINATIONS

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the stockholders. A copy of the Nominating and Corporate Governance Committee Charter is available on the Investors/Charters section of our web site, www.documentsecurity.com. In addition, stockholders who wish to recommend a candidate for election to the Board of Directors may submit such recommendation to the Chairman of the Committee. Any recommendation must include name, contact information, background, experience and other pertinent information on the proposed candidate. The standards for considering nominees to the Board are included in the Corporate Governance Committee Charter. The Committee is willing to consider candidates recommended by stockholders pursuant to its policies. In identifying and evaluating nominees for director, the Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors. Any stockholder who desires the Committee to consider one or more candidates for nomination as a director should either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Chairman, Document Security Systems, Inc., Nominating and Corporate Governance Committee, 28 East Main Street, Suite 1525 Rochester, New York 14614, not later than (i) with respect to an election to be held at the 2008 annual meeting of stockholders, February 3, 2008; and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each written recommendation should set forth: (a) the name and address of the stockholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected; and (c) description of how the person(s) satisfy the criteria for consideration as a candidate referred to above.

COMMUNICATION WITH DIRECTORS

The Company has established procedures for stockholders or other interested parties to communicate directly with the Board of Directors. Such parties can contact the Board of Directors by mail at: Document Security Systems Board of Directors, Attention: Patrick White, Chairman of the Board, Document Security Systems, Inc, 28 East Main Street, Suite 1525 Rochester, New York 14614. All communications made by this means will be received by the Chairman of the Board.

COMPENSATION AND MANAGEMENT RESOURCES COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

No current member of the Compensation and Management Resources Committee is now an officer or an employee of the Company or any of its subsidiaries.

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report and Accounting Fees shall not be incorporated by reference into any such filings.

AUDIT COMMITTEE REPORT

The Audit Committee is comprised of three independent directors (as defined under Part 1, Section 121 of the American Stock Exchange Company Guide). The Audit Committee operates under a written charter adopted by the Board of Directors on January 5, 2004.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2006, as well as the quarterly unaudited financial statements.

We have reviewed and discussed with management and the independent registered public accounting firm the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with the independent registered public accounting firm the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and the independent registered public accounting firm such other matters as required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61 and other auditing standards generally accepted in the United States, the corporate governance standards of the American Stock Exchange and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standard No. 1 of the Independence Standards Board, and have discussed with the independent registered public accounting firm their independence from management and the Company, including the impact of permitted non-audit related services approved by the Committee to be performed by the independent registered public accounting firm.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, be filed with the Securities and Exchange Commission.

Timothy Ashman, Audit Committee Chairman Alan E. Harrison Ira A. Greenstein

EXECUTIVE OFFICERS

The persons who are serving as executive officers of the Company as of March 16, 2007 are Patrick White, Chief Executive Officer, and Peter Ettinger, President. Philip Jones, Controller and Principal Accounting Officer, acts as the Company’s principal financial officer and is, therefore, a “Named Executive Officer.”

EXECUTIVE COMPENSATION

COMPENSATION AND MANAGEMENT RESOURCES COMMITTEE REPORT

The Compensation and Management Resources Committee has reviewed and discussed the following Compensation Discussion and Analysis with management and, based on such review and discussion, the Compensation and Management Resources Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation and Management Resources Committee:

Alan E. Harrison, Chairman
Robert B. Fagenson
Ira A. Greenstein

COMPENSATION DISCUSSION & ANALYSIS

This compensation discussion and analysis describes the material elements of compensation paid to our executive officers identified in the Summary Compensation Table below as our named executive officers for the fiscal year ending December 31, 2006.

The Compensation and Management Resources Committee of our board of directors oversees our executive compensation program. Thus, the Compensation and Management Resources Committee annually reviews and approves, or recommends for approval, all compensation decisions relating to our executive officers.

Compensation Philosophy and Objectives

We seek to offer competitive compensation opportunities for all employees based on the employee’s contribution and personal performance. We are committed to providing a fair executive compensation program to help us attract, motivate and retain highly qualified executives. Our compensation policy is designed to provide total compensation that is competitive with comparable work and comparable corporate performance. In addition to providing competitive compensation packages, we also seek to achieve a balance of the compensation paid to a particular individual and the compensation paid to our other executives and employees. Moreover, our executive officers are rewarded based upon an assessment of corporate, business group and individual performance. Corporate performance and business group performance are evaluated by reviewing the extent to which business goals are met, including such factors as achievement of operating budgets and timely accomplishment of strategic objectives. Individual performance is evaluated by reviewing the individual’s contributions to the Company’s success and the accomplishment of specified individual objectives.

Elements of 2006 Compensation

The primary element of executive compensation is base salary. The annual salary is determined on the basis of each executive officer’s responsibility, the general salary practices of companies with which the Company competes and each officer’s individual qualification and experience. The Company provides named executive officers, like its other employees, a base salary in order to compensate them for the services that they provide to the Company over the course of the year. The Company attempts to meet competitive salary norms for a company of its size and to reward exceptional performance and increased levels of responsibility through annual salary increases.

Base salaries are typically evaluated annually and, subject to Employment Agreements, adjusted from their base level from year to year based upon the executives’ performance, level of responsibility and other factors relating to individual performance. In determining whether the executive goals have been achieved, the Compensation and Management Resources Committee considers numerous factors, including the following: the Company’s performance as measured by earnings; Adjusted EBITDA, revenues; market share; technologies developed, and total assets. Although the Compensation and Management Resources Committee measures the performance and increases in compensation in light of these factors, no direct correlation exists between any specific criteria and an employee’s compensation, nor in its analysis, does the Compensation and Management Resources Committee attribute a particular weight to any specific criteria. A subjective determination is made after review of all relevant information, including the above.

The Company, due to its size, generally does not pay any bonuses or stock awards. In 2006, however, the Company awarded its President, Peter Ettinger, stock options to purchase 40,000 shares of Company common stock, 60,000 restricted shares that vest only upon the attainment of certain performance goals in 2007 as set forth in Mr. Ettinger’s employment agreement and 250,000 restricted shares that vest only upon a change in control of the Company.

When appropriate, bonuses generally are based on actual corporate and individual performance compared to targeted performance criteria and various subjective performance criteria. Subjective performance criteria include an executive’s ability to motivate others, develop the skills necessary to grow as we mature as a company, recognize and pursue new business opportunities and initiate programs to enhance our growth and success. The Compensation and Management Resources Committee does not rely on a formula that assigns a pre-determined value to each of the criteria, but instead evaluates an executive officer’s contribution in light of all criteria. Our executive officers did not receive any bonus in 2006.

Compensation for executive officers may also include the long-term incentives afforded by stock options and restricted stock awards. The purpose of stock options and restricted stock awards is designed to align the long-term interests of our employees and our stockholders and assist in the retention of executives. The size of stock-based awards is generally intended to reflect the executive’s position with us and his or her contributions to us, including his or her success in achieving the individual performance criteria described above and his or her contributions to our corporate goals.

Because of the direct relationship between the value of an option and the market price of our common stock, the Compensation and Management Resources Committee believes that granting stock options is an effective method of motivating executive officers to manage the Company in a manner that is consistent with the interests of our Company and our stockholders. However, because of the evolution of regulatory, tax and accounting treatment of equity incentive programs, and because it is important to us to retain our executive officers and key employees, the Compensation and Management Resources Committee realizes that it is important that the company utilize other forms of equity awards as and when we may deem it necessary. In December 2006, we granted a restricted stock award to Mr. Ettinger as we believed that this was a more efficient way to reward him for and motivate him toward superior performance.

Compensation for Mr. Ettinger also included a change-in-control arrangement. This arrangement, like other elements of executive compensation, is structured with regard to practices at comparable companies for similarly-situated officers and in a manner we believe is likely to attract and retain high-quality executive talent.

Finally, while we believe it is important for our executives to have an equity stake in our company in order to help align their interests with those of our stockholders, we do not currently have any equity ownership guidelines for our executive officers.

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table reflects compensation paid or payable for fiscal 2006 with respect to the Company’s “Named Executive Officers.”

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compen-sation	Change In Pension Value and Non-Qualified Deferred Compen-sation Earnings	All Other Compensation (1)	Total
		($)	($)	($)	($)	($)	($)	($)	($)
				(3)	(4)
Patrick White	2006	181,500	-	-	-	-	-	23,391	204,891
Chief Executive Officer

Peter Ettinger(2)	2006	85,000	25,500	89,748	81,280	-	-	1,700	283,228
President

Philip Jones	2006	97,923	-	-	-	-	-	3,917	101,840
Controller and Chief Accounting Officer

(1)	The All Other Compensation column represents the value of perquisites for 401(k) matching contributions, automobile expenses and club dues.
(2)	Peter Ettinger was hired by the Company and named President on June 26, 2006.
(3)
Amount shown in this column is based on the accounting expense recognized by the Company in fiscal year 2006 related to restricted stock granted to the Named Executive Officer in 2006, exclusive of any estimates of forfeiture relating to service-based vesting. The assumptions used to calculate the accounting expense recognized in fiscal year 2006 are set forth in footnote 6 to the Company’s audited financial statements.

(4)
Amount shown in this column is based on the accounting expense recognized by the Company in fiscal year 2006 related to stock option awards granted to the Named Executive Officer in 2006, exclusive of any estimates of forfeiture relating to service-based vesting. The assumptions used to calculate the accounting expense recognized in fiscal year 2006 are set forth in footnote 6 to the Company’s audited financial statements.

Employment Agreements

Effective June 10, 2004, we entered into an employment agreement with Patrick White, who serves as our Chairman and Chief Executive Officer. The agreement was negotiated and approved by the Compensation and Management Resources Committee of the Board of Directors. The agreement is for a term of five years, with an annual base salary of $150,000, with automatic increases at the rate of not less than 10% per year. Under the agreement, Mr. White also was granted 30,000 stock options, which vested at the rate of 10,000 immediately, and the remaining were scheduled to vest 10,000 per year but since became fully vested pursuant to the acceleration of vesting of options by the Company. In the event that Mr. White is terminated without cause or his duties are materially changed without his consent or there is a change of control of the Company, he will be entitled to 18 months salary. The agreement also provides for non-competition and non-disclosure by Mr. White in favor of the Company.

On June 26, 2006, we entered into an Employment Agreement with Peter Ettinger, who serves as our President. The agreement was negotiated and approved by the Compensation and Management Resources Committee of the Board of Directors. The agreement is for a term of three years, with an annual base salary of $170,000, with increases at the discretion of the Company’s Chief Executive Officer or Board of Directors. Mr. Ettinger is eligible for a performance bonus of up to $170,000 per year. Under the agreement, Mr. Ettinger also was granted 50,000 shares of restricted common stock, which vested equally on each of the first, second and third anniversaries of the Agreement. In the event that Mr. Ettinger is terminated without cause or his duties are materially changed without his consent or there is a change of control of the Company, he will be entitled to 12 months salary. The agreement also provides for non-competition and non-disclosure by Mr. Ettinger in favor of the Company.

2006 Grants of Plan-Based Awards

The following Grants of Plan-Based Awards table provides additional information about stock and option awards and equity incentive plan awards granted to our Named Executive Officers during the year ended December 31, 2006. The Company does not have any equity or non-equity incentive award plans and has therefore omitted the corresponding columns.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Shares Underlying Options	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
					(#)	(#)		($)

Patrick White	-	-	-	-	-	-	-	-

Peter Ettinger	6/26/2006	85,000	127,500	170,000
	6/26/2006				50,000			538,500
	12/20/2006				250,000			2,547,500
	12/20/2006				60,000			611,400
	12/20/2006					40,000	10.19	162,560

Philip Jones	-	-	-	-	-	-	-	-

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the equity awards we have made to our Named Executive Officers, which are outstanding as of December 31, 2006

Name	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
(a)	(#)	(#)	($)	(f)	(#)	($)
	Exercisable	Un-exercisable	(e)		(g)	(h)
	(b)	(c)

Patrick White	30,000	-	7.25	6/10/2009	-	-

Peter Ettinger	20,000	20,000	10.19	12/19/2011
					50,000	555,000
					250,000	2,775,000
					60,000	666,000

Philip Jones	30,000	-	8.38	7/14/2010	-	-

2006 Option Exercises and Stock Vested Table

The Named Executive Officers did not exercise any option awards and did not have any stock awards vest during the year ended December 31, 2006.

Pension Benefits and Deferred Compensation Plans

The Company does not proved pension benefits or deferred compensation plans.

Potential Payments upon Termination or Change-in-Control

The table below reflects the amount of compensation payable to each of the Named Executives in the event of a change in control or possible change in control under the Employment Agreements, as further described in the Compensation Discussion and Analysis section of this Proxy Statement.

	Change in Control	Severance
Name	(1)($)	(2)($)

Patrick White	299,475	299,475
Peter Ettinger	2,775,000	555,000
Philip Jones	-	-

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information as of December 31, 2006 with respect to our equity compensation plans.

Plan category	Restricted stock to be issued upon vesting	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance (under equity compensation Plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders
2004 Employee Stock Option Plan	375,000	296,000	$8.17	518,000
2004 Non-Executive Director Plan		56,250	8.02	43,750
Equity compensation plans not approved by security holders
Contractual warrant grants for services		559,000	9.19	-

Total	375,000	911,250	$8.79	561,750

PROPOSAL NO. 2 —
RATIFICATION OF THE APPOINTMENT OF FREED MAXICK & BATTAGLIA, CPAs, PC
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Freed Maxick & Battaglia, CPAs, PC as the Company’s independent registered public accounting firm for fiscal 2007.

In the event that the ratification of this selection is not approved by a majority of the votes cast by holders of shares of Common Stock voting at the 2007 annual stockholders meeting in person or by proxy, management will review its future selection of the Company’s independent registered public accounting firm.

Information regarding our change in accounting firm is contained in our Form 10-K, which was filed with the Securities and Exchange Commission on March 29, 2007, and is incorporated by reference herein.

A representative of Freed Maxick & Battaglia, CPAs, PC is expected to be present at the 2007 annual stockholders meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick & Battaglia, CPAs, PC for the audit of our annual financial statements, review of financial statements included in our quarterly reports and other fees that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2006 and 2005 were $125,000 and $101,500, respectively. Freed, Maxick, & Battaglia, CPAs, PC was engaged as our principal accountant effective January 4, 2004, and their services included auditing the financial statements contained in their report on Form 10-K for the fiscal year ended December 31, 2006 and on Form 10-KSB for the fiscal year ended 2005.

Audit Related Fees

The aggregate fees billed for other related services registration statement consents and due diligence by our principal accountant, Freed Maxick & Battaglia, CPAs, PC, that are reasonably related to the performance of the audit or review of our financial statements for the years ended December 31, 2006 and 2005 were $21,285 and $5,650, respectively.

Tax Fees

The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick & Battaglia, CPAs, PC, for tax compliance, tax advice and tax planning during the years ended December 31, 2006 and 2005 were $9,350 and $7,225, respectively.

All Other Fees

The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick & Battaglia, CPAs, PC, for due diligence related services during the years ended December 31, 2006 and 2005 were $0 and $9,600, respectively.

Audit Committee

Our Audit Committee, approved, in advance, all work performed by our principal accountant, Freed Maxick & Battaglia, CPAs, PC.

The affirmative vote of the majority of the shares present in person or represented by proxy at the annual meeting is required for ratification of the appointment of Freed Maxick & Battaglia, CPAs, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF FREED MAXICK & BATTAGLIA, CPAs, PC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2006 accompanies this notice.

FUTURE PROPOSALS OF SECURITY HOLDERS

All proposals of security holders intended to be presented at the 2008 annual meeting of stockholders must be received by the Company not later than December 11, 2007. Under SEC rules, you must have held for one year at least 2,000 shares or 1% of our outstanding stock in order to submit a proposal. Stockholders must submit such proposals in writing to Document Security Systems, Inc., Attention: Patrick White, Chairman of the Board, at 28 East Main Street, Rochester, New York, 14614.

HOUSE HOLDING OF MATERIALS

In some instances, only one copy of this proxy is being delivered to multiple stockholders sharing an address, unless the Company has received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of the proxy statement to any stockholder at your address. If you wish to receive a separate copy of the proxy statement, you may call us at (585) 325-3610, or send a written request to Investor Relations, Document Security Systems, Inc., 28 East Main Street, Suite 1525, Rochester, New York 14614. If you have received only one copy of the proxy statement and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy statement may request delivery of a single copy, also by calling us at the number or writing to us at the address listed above.

MISCELLANEOUS

The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment.

Stockholders are urged to mark, sign and send in their proxies without delay.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2006 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENTS AND SCHEDULES) IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE, UPON WRITTEN REQUEST TO INVESTOR RELATIONS, DOCUMENT SECURITY SYSTEMS, INC., 28 EAST MAIN STREET, SUITE 1525, ROCHESTER, NEW YORK 14614.

By Order of the Board of Directors /s/ Patrick White Patrick White Chairman and Chief Executive Officer
Rochester, New York
April 3, 2007

DOCUMENT SECURITY SYSTEMS, INC.
ANNUAL MEETING OF STOCKHOLDERS
May 3, 2007

PROXY

The undersigned hereby appoints Patrick White and David Wicker and each of them, proxies, with full powers of substitution to each to vote all shares of Common Stock of DOCUMENT SECURITY SYSTEMS, INC. owned by the undersigned at the Annual Meeting of Stockholders to be held on May 3, 2007 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote as follows:

I Election of Directors

Set forth below are the names of nominees who will be elected to serve until the next annual meeting of shareholders.

FOR all Nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below

(Instruction: Please check appropriate box. To withhold authority for any individual nominee, strike a line through the nominee’s name in the list below.)

Patrick White	Peter Ettinger	Thomas Wicker

Timothy Ashman	Robert B. Fagenson	Ira A. Greenstein	Alan E. Harrison

II Proposal to Ratify the appointment of Freed Maxick & Battaglia, CPAs, PC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

☐ For              ☐  Against          ☐  Abstain

AND TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, all as described in the Proxy Statement dated as of April 3, 2007, receipt of which is hereby acknowledged.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.

Either of the proxies, who shall be present and acting, shall have and may exercise all the powers hereby granted.

IF NO OTHER ELECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR: (i) THE ELECTION OF SEVEN DIRECTORS and (ii) THE RATIFICATION OF THE APPOINTMENT OF FREED MAXICK & BATTAGLIA, CPAs, PC, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

Dated: ______________________, 2007

_______________________________
Signature

_______________________________
Print Name

(Please date and sign exactly as accounts. Each joint owner should sign. Executors, administrators, trustees, etc. should also so indicate when signing.)

The proxy is solicited on behalf of the Board of Directors. Please sign and return in the enclosed envelope.